EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-125997) of our report dated February 24, 2006 with respect to the consolidated financial statements of Sutron Corporation included in the Annual Report on Form 10-KSB for the year ended December 31, 2005.


/s/ Thompson, Greenspon & Co., P.C.
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February 24, 2006
Fairfax, Virginia